Exhibit 99.1

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Allen & Company

Arizona Conference

March 8, 2005

Property of priceline.com incorporated. All Rights Reserved.  3/1/04

Priceline.com would like to remind you that this presentation contains forward looking statements, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict; therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements.

Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward looking statements. For a list of factors that could cause Priceline.com’s actual results to differ materially from those described in the forward-looking statements, please refer to the risk factors in Priceline.com’s most recent filings with the Securities and Exchange Commission. Unless required by law, Priceline.com undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with priceline.com’s audited financial statements and the notes thereto filed with the Securities and Exchange Commission on Form 10-K and quarterly financial statements filed with the Securities and Exchange Commission on Form 10-Q.

Recent Online Travel Stock Performance

Indexed Stock Price Performance: Last 3 Months

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Online Travel Gross Bookings Performance

Gross Bookings Growth (Yr/Yr)

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Why is Priceline the Fastest Growing Full Service Online Travel Business?

1.               Online Travel Market Dynamics

2.               Products and Markets

3.               Brand Strength

4.               Financial Strength

Online Travel Market Dynamics

•                  Large market opportunity

•                  Total travel market $200 billion +

•                  Online travel penetration estimated at 27% in 2004

•                  Drivers of Online Travel Growth

•                  Continuing growth in broadband adoption drives use and commerce

•                  Investment in product and advertising

•                  International expansion

•                  Market growth estimates of up to 25% for 2005

Source: Goldman, Sachs Research; PhoCusWright estimates

•                  What drove purchasing decisions during hyper-growth phase (2000-2003)?

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•                  What drives purchasing decisions today?

• Price:	52%

• Trust:	14%

• Ease of Use:	13%

• Convenience:	10%

Source: Goldman, Sachs Research

Products and Markets – Airline Tickets

Your Trip:	Depart:	Return:
New York City, NY to Miami, FL change cities	Thu, March 24	Sat, March 26

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[GRAPHIC] Name Your Own Price and Save More	[GRAPHIC] New Flight Search

	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

	Name Your Own Price	All Flights	Multiple Carrier	American Airlines	Spirit Airlines	Delta Airlines	Airtran Airways
Non-Stop		from $252	from $252	from $252	from $269	from $292	N/A
Best Deal
1 Stop	Name Your	from $294	from $294	from $296	N/A	from $345	from $296
Own Price
2+ Stops		from $324	from $324	N/A	N/A	from $372	N/A

Show More Airlines >

Departure Time:	Return Time:	Departure Airport:	Return Airport:	Airline Preference:
Anytime	Anytime	All Airports	All Airports	All Airlines	Sort

Lowest Price	Shortest Flight	Non-Stop Flights	Back to original search results

Round-Trip Price (Per Ticket)	Airports	Airline	Trip Duration	Flight Times	Stops

Name Your Own Price®	New York City, NY to Miami, FL	Priceline Partner Airline	—	Exact flight times are shown after purchase	0-1 Stops
[GRAPHIC]Best Deal
	Miami, FL to New York City, NY	Priceline Partner Airline	—	Exact flight times are shown after purchase	0-1 Stops

$252	New York City, NY (LGA) to Fort Lauderdale, FL (FLL)	American Airlines Flight 2045	3h 07m	Departs: 3:59p Arrives: 7:06p	Non-Stop
Choose
(incl. taxes/fees)	Fort Lauderdale, FL (FLL) to Newark, NJ (EWR)	Continental Airlines Flight 600	2h 45m	Departs: 7:30a Arrives: 10:15a	Non-Stop

Products and Markets – Hotels

Priceline Retail Choice

Viewing Top Neighborhoods

	*	**

Midtown East map	from $33	from $45
Midtown West map
Uptown Manhattan map	from $36	from $49
Financial District map	from $45
Greenwich Village/Tribeca map		from $52
New York Airports map	from $39	from $50

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Hotels - Europe

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Products and Markets – Packages

Hotel Details

[GRAPHIC]	COUNTYARD By Marriott Briarcliffe
Myrtle Beach, South Carolina Hotel Rating: * * 1/2 Check-In: Thu, March 24 Check-Out: Mon, March 28 Nights: 4 Nights Rooms: 1 Room

Package Price:

$379/person

Total Price for 2 people: $758

(Price includes taxes and fees)

[GRAPHIC] Hotel Details	[GRAPHIC] View Map

Hotel amenities:  Pool - indoor, Whirlpool/Hot tub, fitness facility, Spa Facility/Services (nearby)... Hotel Details

Hotel Description:  Courtyard surrounds travelers with the conveniences that make business and pleasure travel easy.  Relax in one of our 152 spacious rooms, which feature a comfortable seating area, spacious work desk,... Hotel Details

Airfare Details - This is a special discount airfare. Details

The airfare option shown below is the best value for your vacation.  Your return trip requires an off-peak flight, which will start any time after 6am and arrive before 2am the next day.  Your exact flight times and airline will be shown to you after your purchase is complete.

	Airports	Airline/Type	Stops	Flight Times
Departing Flight Thursday, Mar 24, 2005	Newark, NJ (EWR) to Myrtle Beach, SC (MYR)	Priceline Partner Airline help Jet aircraft	Up to 1 connection help	Departs: Any time between 6am - 10pm help

Returning Flight Monday, Mar 28, 2005	Myrtle Beach, SC (MYR) to Newark, NJ (EWR)	Priceline Partner Airline help Jet aircraft	Up to 1 connection help	Departs: Any time including off-peak hours help

[GRAPHIC]	See More Discount Airfare Options	[GRAPHIC]	Choose Exact Flights and Times

Products and Markets – Rental Cars

Save Even More.	Name Your Own Price	[GRAPHIC]	[GRAPHIC] See More Rates & Companies

Prices shown are per day.

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[GRAPHIC] Economy Car Details	$19.99/day	$19.99/day	$19.99/day	$19.99/day	$19.99/day

Compact	$19.99/day	$19.99/day	$19.99/day	$19.99/day	$19.99/day

Mid-size	$19.99/day	$19.99/day	$19.99/day	$19.99/day	$19.99/day

Full-size	$19.99/day	$19.99/day	$19.99/day	$19.99/day	$19.99/day

Products and Markets

•                  Full array of disclosed product with competitive inventory and pricing

•                  Opaque savings:

• Airline tickets:	Up to 30% savings off published

• Hotels:	Up to 40% savings vs. Expedia, Hotels.com, Travelocity

• Packages:	Save up to $200

• Rental Cars:	25% savings off published

Brand Strength

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•                  High Awareness

•                  Brand Attribute: Best Deal

•                  [Roll Shatner/Nimoy Ad]

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•                  Ownership of the Value Category

[GRAPHIC] You’ll Never Roam Alone	[GRAPHIC] Don’t Think Twice

[GRAPHIC] Hotel Experts

[GRAPHIC] Everything for Your Trip

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[GRAPHIC] Two Great Ways to Save Choose Your Flights & Times or Name Your Own Price®

[GRAPHIC] Best Hotel Prices Guaranteed! Save up to 40% over leading online sites!* More Info

Best Rental Car Prices Guaranteed! [GRAPHIC] Save up to 25% over leading online sites Details

•                  Transition to Value and Choice

•                  [Roll Shatner Your Fired Ad]

•                  Opportunity in 2005 to Expand and Strengthen Value/Choice Position

•                  New Hotel Product

•                  New Unified Ad Campaign

Financial Strength – Investing in the Business

•                  Income Statement – Pro Forma EPS doubled in 2003 and 2004

•                  Ad spend up $18M in 2004

•                  Built new air, hotel, package and rental product offerings

•                  Balance Sheet

•                  $225M convertible debt financing

•                  Acquisitions of Travelweb, Active Hotels and retail URLs

* See Priceline.com’s 8-K filed with the Securities and Exchange Commission on February 23, 2005 for a definition of pro forma net income per share.

Summary – Drivers of Growth

•                  Online Travel Market Dynamics

•                  Products and Markets

•                  Brand Strength

•                  Financial Strength

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